UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-10575

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2007

Date of reporting period:    April 30, 2007


ITEM 1.   REPORTS TO STOCKHOLDERS.


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Alliance California Municipal
Income Fund


Semi-Annual Report

April 30, 2007


Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


June 15, 2007

Semi-Annual Report

This report provides management's discussion of fund performance for Alliance California Municipal Income Fund (the "Fund") for the semi-annual reporting period ended April 30, 2007. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AKP".

Investment Objective and Policies

This closed-end fund seeks to provide high current income exempt from regular federal and California income tax by investing substantially all of its net assets in municipal securities that are exempt from regular federal and California income tax. The Fund will normally invest at least 80%, and normally substantially all, of its net assets in municipal securities paying interest that is exempt from regular federal and California income tax. In addition, the Fund normally invests at least 75% of its net assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality. The Fund may invest up to 25% of its net assets in municipal securities rated below investment-grade and unrated municipal securities considered to be of comparable quality. The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal Alternative Minimum Tax ("AMT"), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note G--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 20.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended April 30, 2007.

The Fund outperformed its benchmark during both the six- and 12-month reporting periods ended April 30, 2007. The Fund's outperformance during the six-month period under review was largely the result of security selection in the special tax and general obligation sectors. Security selection in the hospital sector detracted from performance.

In general, the Fund's leveraged structure did not aid performance relative to the benchmark over the six-month reporting period as both short- and long-term rates rose. Over the 12-month period, however, long-term rates declined and short-term rates were nearly unchanged and, as a result, the Fund's leveraged structure benefited relative performance.

Market Review and Investment Strategy

Short-term rates rising more than long-term rates and a continued strong bid for lower-quality bonds drove municipal bond returns over the six-month reporting period. Consistent with the pattern in the U.S. Treasury market, in general, the shorter the municipal bond's maturity, the more its yield in-


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 1


creased over the past six months. Yields for bonds maturing within 20 years rose by up to 0.15%; those maturing in 30 years rose only 0.03%.

The difference between long-term and short-term municipal bonds is near the lowest that it has been over the past 30 years. The average of this difference has been 230 basis points since the early 1970s and is a mere 43 basis points today. Issuers responded to low long-term interest rates by selling a record $104 billion in bonds during the first quarter of 2007--49% more than the same period in 2006.

Investors' demand for income continued to be a significant influence in the municipal market. High-yield municipal funds accounted for about 40% of the money invested in municipal mutual funds. Speculative-grade bonds were the best-performing sector as demand drove prices up, causing the LB Municipal High Yield Index to return 3.41%--over twice the 1.59% return of the LB Municipal Index which represents only the investment-grade portion of the municipal market.

One result of the continued strong performance of lower-rated bonds is that the extra yield for assuming credit risk is very small by historical standards. For example, the difference in yield between intermediate BBB-rated and AAA-rated insured municipal bonds stood at only 0.23% at quarter-end. A widening of just 0.05% would negate the income benefit of owning lower-rated bonds over a 12-month period.

The low levels of compensation for assuming credit risk or interest rate risk have been engendered, at least in part, by benign economic and inflation outlooks, as well as by the strongest municipal balance sheets in a very long time. It is impossible to know when investors will become more risk averse, or what the catalyst will be. However, with so little reward for taking risk, the Fund's Municipal Bond Investment Team found the best values in high-quality bonds and has focused new purchases on bonds maturing in 10-15 years rather than longer maturities which provide only marginally more income.


2 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance California Municipal Income Fund Shareholder Information

The Fund's NYSE trading symbol is "AKP." Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds." For additional shareholder information regarding this Fund, please see page 36.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund's Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade (i.e., "junk bonds"). These securities involve greater volatility and risk than higher-quality fixed-income securities. The Fund will invest substantially all of its net assets in California Municipal Bonds and is therefore susceptible to political, economic or regulatory factors specifically affecting California municipal bond issuers.

Leverage Risk--The Fund may use certain investment techniques that have increased risks. For example, the issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. The Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the Preferred Stock will affect the return to holders of Common Stock. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.


(Historical Performance continued on next page)


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)



THE FUND VS. ITS BENCHMARK                                      Returns
PERIODS ENDED APRIL 30, 2007                            6 Months       12 Months
  Alliance California Municipal Income Fund (NAV)         1.61%           7.03%
  LB Municipal Index                                      1.59%           5.78%

  The Fund's Market Price per share on April 30, 2007 was $15.10. The Fund's Net Asset Value Price per share on April 30, 2007 was $15.18. For additional Financial Highlights, please see page 26.


See Historical Performance and Benchmark disclosures on previous page.


4 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


PORTFOLIO SUMMARY
April 30, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $129.5


QUALITY RATING DISTRIBUTION*
[ ] 73.5% AAA
[ ]  2.6% AA                                    [PIE CHART OMITTED]
[ ] 11.0% A
[ ] 10.1% BBB
[ ]  2.6% BB
[ ]  0.2% B


* All data are as of April 30, 2007. The Fund's quality rating distribution is expressed as a percentage of the Fund's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 5


PORTFOLIO OF INVESTMENTS
April 30, 2007 (unaudited)

                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-160.8%
Long-Term Municipal Bonds-159.5%
California-142.0%
Assoc Bay Area Gov MFHR
  (Bijou Woods Apts) AMT
  FNMA Ser 01A
  5.30%, 12/01/31                                   $    2,735      $2,820,004
Banning Util Auth Wtr & Enterprise Rev
  (Ref & Impt Proj)
  FGIC Ser 05
  5.25%, 11/01/30                                        1,850       2,023,549
Beaumont Calif Fing Auth
  AMBAC
  5.00%, 9/01/26(a)                                        755         801,259
Bellflower Redev Agy MFHR
  (Bellflower Terrace) AMT
  FNMA Ser 02A
  5.50%, 6/01/35(b)                                      3,000       3,168,840
California Ed Facs Auth
  (Lutheran University)
  Ser 04C
  5.00%, 10/01/24                                        1,250       1,293,750
California Ed Facs Auth
  (University of Pacific)
  5.00%, 11/01/21                                          260         273,026
  Ser 02 (Prerefunded)
  5.375%, 11/01/32                                       4,035       4,331,492
California GO
  Ser 02
  5.25%, 4/01/30                                        10,000      10,570,300
  Ser 03
  5.25%, 2/01/24                                         1,500       1,594,095
  Ser 04
  5.30%, 4/01/29                                         1,000       1,071,550
California GO Veterans Housing AMT
  MBIA Ser 01BZ
  5.375%, 12/01/24                                       4,000       4,037,120
California Hlth Fac Auth
  (Cottage Hlth Sys)
  MBIA Ser 03B
  5.00%, 11/01/23                                        2,770       2,901,215
California Hlth Fac Fin Auth
  (Lucile Salter Packard Hosp)
  AMBAC Ser 03C
  5.00%, 8/15/22                                         3,295       3,453,885


6 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
California Hlth Fac Fin Auth
  (Sutter Health)
  Ser 00A
  6.25%, 8/15/35                                    $    5,000      $5,434,800
California Infrastructure & Econ Dev Bank
  (YMCA Metro LA Proj)
  AMBAC Ser 01
  5.25%, 2/01/32                                         6,295       6,678,114
California Pub Wks Bd Lease Rev
  (Dept of Hlth Svcs-Richmond Lab)
  XLCA Ser 05B
  5.00%, 11/01/30                                        3,500       3,672,795
California State Dept of Wtr Res Pwr Sup
  Rev
  (Prerefunded)
  Ser 02A
  5.375%, 5/01/22                                        4,000       4,351,560
California Statewide CDA
  (Bentley School)
  6.75%, 7/01/32                                         2,500       2,699,675
California Statewide CDA
  (Daughters of Charity Health)
  Ser 05A
  5.25%, 7/01/24                                           775         819,167
California Statewide CDA
  (Kaiser Permanente)
  Ser 02
  5.50%, 11/01/32                                        4,000       4,218,680
Cucamonga Sch Dist COP
  Ser 02
  5.125%, 6/01/23                                          820         842,730
Fontana Pub Fin Auth
  (No Fontana Redev Proj)
  AMBAC Ser 03A
  5.50%, 9/01/32(c)                                      4,800       5,157,360
Fontana Spec Tax
  (Cmnty Facs Dist No 22-Sierra Hills)
  Ser 04
  5.85%, 9/01/25                                         2,000       2,114,420
Golden St Tobacco Securitization Corp.
  XLCA Ser 03B  (Prerefunded)
  5.50%, 6/01/33                                         5,000       5,474,300
Huntington Park Pub Fin Auth
  FSA Ser 04A
  5.25%, 9/01/17                                         1,000       1,113,240
La Quinta Fin Auth Loc Agy
  AMBAC Ser 04A
  5.25%, 9/01/24                                         3,000       3,228,090


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 7


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Loma Linda Hosp Rev
  (Loma Linda Univ Med Ctr)
  Ser 05A
  5.00%, 12/01/23                                    $     500        $517,250
Los Angeles Cmty Redev Agy
  Ser 04L
  5.00%, 3/01/18                                         1,000       1,017,110
Los Angeles Cmty Redev Agy
  (Grand Central Square) AMT
  AMBAC Ser 02
  5.375%, 12/01/26                                       6,635       6,643,957
Los Angeles Cnty MTA
  FGIC Ser 00A (Prerefunded)
  5.25%, 7/01/30                                         4,700       4,978,757
Los Angeles Dept of Wtr & Pwr Wtrwks Rev
  FGIC Ser 01A
  5.125%, 7/01/41                                       10,000      10,353,100
Los Angeles Uni Sch Dist
  MBIA Ser 02E (Prerefunded)
  5.125%, 1/01/27                                       10,000      10,712,000
Murrieta Valley Uni Sch Dist CFD No. 2000-2
  (Rancho Mira Mosa)
  (Prerefunded)
  Ser 02
  6.375%, 9/01/32                                        1,000       1,127,010
Murrieta Valley Uni Sch Dist CFD ETM
  Ser 02 (Prerefunded)
  6.375%, 9/01/32                                          960       1,025,338
Napa MFHR
  (Vintage at Napa Apts) AMT
  FNMA Ser 01A
  5.20%, 6/15/34                                         4,500       4,723,650
Ohlone Cmnty College Dist
  FSA Ser 05B
  5.00%, 8/01/24                                         1,150       1,222,542
Orange Cnty
  (San Joaquin Hills Transp Corridor Agy
  Toll Rd Rev)
  MBIA Ser 97
  5.25%, 1/15/30                                         5,000       5,105,200
Palo Alto Assess Dist
  (University Ave Area Off Street Parking)
  Ser 02A
  5.875%, 9/02/30                                        8,020       8,200,129
Perris Union High Sch Dist
  FGIC Ser 05A
  5.00%, 9/01/24                                         1,200       1,272,000
Pomona COP
  AMBAC Ser 03
  5.50%, 6/01/34                                         1,640       1,806,509


8 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Port of Oakland AMT
  FGIC Ser 02L
  5.375%, 11/01/27                                  $    5,000      $5,293,150
Riverside Cnty Pub Fin Auth Tax Alloc Rev
  (Redev Proj)
  XLCA Ser 04
  5.00%, 10/01/23-10/01/24                               2,860       2,997,650
Salinas Valley Solid Waste Auth
  (Transfer Station) AMT
  AMBAC Ser 02
  5.25%, 8/01/31                                         3,930       4,101,505
San Diego Uni Sch Dist
  (Election of 1998)
  MBIA Ser 04E-1
  5.00%, 7/01/23-7/01/24                                 2,000       2,136,210
San Francisco City & Cnty Arpt Comm Rev
  (Int'l Arpt) AMT
  MBIA Ser 02-28A
  5.125%, 5/01/32                                        2,500       2,595,225
San Francisco City & Cnty Arpt Rev
  (Int'l Arpt)
  FGIC Ser 03
  5.125%, 5/01/19                                        1,000       1,067,120
San Francisco City & Cnty Lease Rev
  (San Bruno Jail #3)
  AMBAC Ser 00
  5.25%, 10/01/33                                        5,000       5,189,850
San Ramon Valley Uni Sch Dist
  FSA
  5.00%, 8/01/24                                         1,425       1,505,512
Sequoia Uni Sch Dist
  FSA Ser 02 (Prerefunded)
  5.125%, 7/01/31                                        1,770       1,906,024
Temecula Redev Agy
  MBIA Ser 02
  5.25%, 8/01/36                                         6,270       6,494,842
Torrance COP
  (Ref & Pub Impt Proj)
  AMBAC Ser 04A
  5.00%, 6/01/24                                         2,275       2,393,892
  AMBAC Ser 05B
  5.00%, 6/01/24                                           665         699,753
Yorba Linda Rec Rev
  (Black Gold Golf Course Proj Rev)
  Ser 00 (Prerefunded)
  7.50%, 10/01/30                                        4,500       4,746,600
                                                                   183,976,901


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 9


                                                     Principal
                                                        Amount
                                                          (000)   U.S. $ Value
-------------------------------------------------------------------------------
Arizona-4.3%
Arizona Hlth Fac Auth Hosp Rev
  (Phoenix Childrens Hosp)
  Ser 02A (Prerefunded)
  6.00%, 2/15/32                                    $    5,000      $5,529,950
Colorado-0.4%
Murphy Creek Metro Dist No 3
  (Ref & Impt)
  Ser 06
  6.00%, 12/01/26                                          500         533,620
Ohio-0.4%
Port Auth of Columbiana Cnty SWR
  (Apex Environmental LLC) AMT
  Ser 04A
  7.125%, 8/01/25                                          500         509,520
Puerto Rico-12.4%
Puerto Rico Comwlth GO
  Ser 06A
  5.25%, 7/01/22                                           500         537,980
Puerto Rico Comwlth GO
  (Pub Impt)
  Ser 01A
  5.50%, 7/01/19                                           500         560,360
  Ser 04A
  5.25%, 7/01/19                                           900         965,349
Puerto Rico Comwlth Govt Dev Bank
  (Sr Notes)
  Ser 06B
  5.00%, 12/01/15                                          500         533,370
Puerto Rico Elec Pwr Auth Rev
  XLCA Ser 02-2
  5.25%, 7/01/31                                         6,000       6,503,280
Puerto Rico Hwy & Trans Auth
  Ser 02D (Prerefunded)
  5.375%, 7/01/36                                        6,450       6,968,774
                                                                   -----------
                                                                    16,069,113
Total Long-Term Municipal Bonds
  (cost $95,755,146)                                               206,619,104

Short-Term Municipal Notes-1.3%
California-1.3%
California St Econ Rec
  3.90%, 7/01/23(d)(e)
  (cost $1,700,000)                                      1,700       1,700,000


10 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


                                                                  U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-160.8%
  (cost $197,455,146)                                             $208,319,104

Other assets less liabilities-1.7%                                   2,233,915
Preferred Stock at redemption value-(62.5)%                        (81,000,000)

Net Assets Applicable to Common
Shareholders-100.0%(f)                                            $129,553,019

INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                 Rate Type
                                       -----------------------------
                Notional                 Payments       Payments       Unrealized
     Swap        Amount   Termination     made by      received by    Appreciation/
Counterparty      (000)      Date      the Portfolio  the Portfolio  (Depreciation)
-----------------------------------------------------------------------------------
Citigroup       $ 2,600     11/10/26      3.884%           BMA            $ 6,094

JPMorgan
  Chase           7,300     11/10/11       BMA            3.482%           16,972

Merrill Lynch       280      2/12/12      3.548%           BMA              1,310

Merrill Lynch     2,300     10/21/16       BMA            4.128%           84,369

Merrill Lynch     3,000      8/09/26      4.063%           BMA            (60,256)


(a)  When-Issued security.

(b)  Variable rate coupon, rate shown as of April 30, 2007.

(c) Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(d) Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(e) Position, or portion thereof, has been segregated to collateralize when issued securities.

(f) Portfolio percentages are calculated based on net assets applicable to common shareholders.

     Glossary:
     AMBAC - American Bond Assurance Corporation
     AMT   - Alternative Minimum Tax (subject to)
     BMA   - Bond Market Association
     CDA   - Community Development Administration
     CFD   - Community Facilities District
     COP   - Certificate of Participation
     ETM   - Escrow to Maturity
     FGIC  - Financial Guaranty Insurance Company
     FNMA  - Federal National Mortgage Association
     FSA   - Financial Security Assurance Inc.
     GO    - General Obligation
     MBIA  - Municipal Bond Investors Assurance
     MFHR  - Multi-Family Housing Revenue
     MTA   - Metropolitan Transportation Authority
     SWR   - Solid Waste Revenue
     XLCA  - XL Capital Assurance Inc.

     See notes to financial statements.


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 11


STATEMENT OF ASSETS & LIABILITIES
April 30, 2007 (unaudited)

Assets
Investments in securities, at value (cost $197,455,146)           $208,319,104
Cash                                                                    52,146
Interest receivable                                                  3,128,366
Unrealized appreciation of swap contracts                              108,745
Total assets                                                       211,608,361
Liabilities
Payable for investment securities purchased                            799,802
Advisory fee payable                                                    69,107
Unrealized depreciation of swap contracts                               60,256
Dividends payable-preferred shares                                      55,538
Transfer Agent fee payable                                                 952
Accrued expenses and other liabilities                                  69,687
Total liabilities                                                    1,055,342
Preferred Stock, at redemption value
  $.001 par value per share; 3,240 shares Auction
  Preferred Stock authorized, issued and outstanding
  at $25,000 per share liquidation preference                       81,000,000
Net Assets Applicable to Common Shareholders                      $129,553,019
Composition of Net Assets Applicable to
Common Shareholders
Common stock, $.001 par value per share;
  1,999,996,760 shares authorized, 8,536,533 shares
  issued and outstanding                                                $8,537
Additional paid-in capital                                         120,742,356
Distributions in excess of net investment income                      (109,494)
Accumulated net realized loss on investment transactions            (2,000,827)
Net unrealized appreciation of investments                          10,912,447
Net Assets Applicable to Common Shareholders                      $129,553,019
Net Asset Value Applicable to Common Shareholders
  (based on 8,536,533 common shares outstanding)                        $15.18


See notes to financial statements.


12 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2007 (unaudited)


Investment Income
Interest                                                            $5,190,076
Expenses
Advisory fee                                       $680,212
Auction Preferred Stock-auction
  agent's fees                                      100,274
Custodian                                            63,683
Audit                                                38,399
Legal                                                27,370
Printing                                             17,341
Directors' fees and expenses                         17,000
Registration fees                                    11,765
Transfer agency                                       1,733
Miscellaneous                                        15,621
Total expenses                                      973,398
Less: expenses waived by the Adviser
  (see Note B)                                     (287,098)
Net expenses                                                           686,300
Net investment income                                                4,503,776
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
  Investment transactions                                               95,904
  Swap contracts                                                        (5,433)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       (1,176,612)
  Swap contracts                                                        38,811
Net loss on investment transactions                                 (1,047,330)
Dividends to Auction Preferred
Shareholders from
Net investment income                                               (1,437,252)
Net Increase in Net Assets Applicable
  to Common Shareholders Resulting
  from Operations                                                   $2,019,194


See notes to financial statements.


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 13


STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS

                                               Six Months Ended     Year Ended
                                                April 30, 2007     October 31,
                                                  (unaudited)          2006
                                                --------------   --------------
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income                               $4,503,776      $9,202,537
Net realized gain on investment
  transactions                                          90,471         131,680
Net change in unrealized
  appreciation/depreciation
  of investments                                    (1,137,801)      3,110,948
Dividends to Auction Preferred
Shareholders from
Net investment income                               (1,437,252)     (2,567,214)
Net increase in net assets applicable
  to Common Shareholders resulting
  from operations                                    2,019,194       9,877,951
Dividends to Common
Shareholders from
Net investment income                               (3,149,857)     (8,185,390)
Common Stock Transactions
Reinvestment of dividends resulting
  in the issuance of Common Stock                       16,904         232,875
Total increase(decrease)                            (1,113,759)      1,925,436
Net Assets Applicable to
Common Shareholders
Beginning of period                                130,666,778     128,741,342
End of period (including distributions
  in excess of net investment income
  of ($109,494) and ($26,161),
  respectively)                                   $129,553,019    $130,666,778


See notes to financial statements.


14 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (unaudited)


NOTE A

Significant Accounting Policies

Alliance California Municipal Income Fund, Inc. (the "Fund") was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than Securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish proce-


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 15


dures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fees and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser, an advisory fee at an annual rate of .65 of 1% of the Fund's average daily net assets applicable to common and preferred shareholders. Such fee is accrued daily and paid monthly. The Adviser has voluntarily agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of 0.30% of the Fund's


16 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund's operations, 0.25% of the Fund's average daily net assets applicable to common and preferred shareholders in year 6, 0.20% in year 7, 0.15% in year 8, 0.10% in year 9, and 0.05% in year 10. For the six months ended April 30, 2007, which is year 6 of operations, the amount of such fees waived was $287,098.

Under the terms of a Shareholder Inquiry Agency Agreement with AllainceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries for the Fund. During the six months ended April 30, 2007, there was no reimbursement paid to ABIS.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2007 were as follows:

                                                     Purchases         Sales
                                                     ---------      -----------
Investment securities (excluding
  U.S.government securities)                          $799,802      $2,901,168
U.S. government securities                                  -0-             -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation                                      $10,863,958
Gross unrealized depreciation                                               -0-
Net unrealized appreciation                                        $10,863,958

1. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 17


in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with the Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

2. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging the portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of the counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE D

Common Stock

There are 8,536,533 shares of common stock outstanding at April 30, 2007. During the six months ended April 30, 2007, the Fund issued 1,115 shares in connection with the Fund's dividend reinvestment plan. During the year ended October 31, 2006, the Fund issued 15,145 shares in connection with the Fund's dividend reinvestment plan.


18 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


NOTE E

Preferred Stock

The Fund has authorized, issued and outstanding 3,240 shares of Auction Preferred Stock, consisting of 1,620 shares each of Series M and Series T. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Auction Preferred Stock may change generally every 7 days as set by the auction agent for Series M and
T. The dividend rate on the Series M is 3.90% effective through May 7, 2007. The dividend rate on Series T is 3.85% effective through May 1, 2007.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F

Distributions To Common Shareholders

The tax character of distributions to be paid for the year ending October 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid to common shareholders during the fiscal years ended October 31, 2006 and October 31, 2005 were as follows:

                                                       2006            2005
                                                    ----------      ----------
Distributions paid from:
  Ordinary income                                      $45,627         $29,627
  Tax exempt income                                  8,139,763       8,148,717
Total distributions paid                            $8,185,390      $8,178,344


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 19


As of October 31, 2006, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Accumulated capital and other losses                           $(2,091,298)(a)
Unrealized appreciation/(depreciation)                          12,053,377(b)
Total accumulated earnings/(deficit)                            $9,962,079(c)

(a) On October 31, 2006, the Fund had a net capital loss carryforward of $2,091,298 of which $1,306,226 expires in the year 2011, and $785,072 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2006 the Fund utilized capital loss carryforwards of $160,389.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to the difference between the book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Concentration of Credit Risk--The Fund invests primarily in securities issued by the State of California and its various political subdivisions, and the performance of the Fund is closely tied to economic conditions within the State and the financial condition of the State and its agencies and municipalities.

Leverage Risk--The Fund may use certain investment techniques that have increased risks. For example, the issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. The Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the Preferred Stock will affect the return to holders of Common Stock. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest


20 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


rates, and invests the proceeds in long-term municipal bonds. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 21


On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuation dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

    (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

   (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

  (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it did not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and


22 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants' petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 23


Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs' right to reinstate it at a later date.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.

NOTE I

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.


24 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 25


FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                       Six Months
                                            Ended                                                                    January 29,
                                        April 30,                           Year Ended October 31,                    2002(b) to
                                             2007         -------------------------------------------------------    October 31,
                                      (unaudited)            2006               2005         2004(a)         2003           2002
--------------------------------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of period                      $15.11          $15.11             $15.18          $14.46       $14.68         $14.33
Income from Investment
  Operations
Net investment income(c)(d)                   .53            1.08               1.07            1.10         1.15            .73
Net realized and unrealized
  gain (loss) on investment
  transactions                                .08             .38               (.00)(e)         .70         (.40)           .46
Dividends to preferred
  shareholders from net
  investment income (common
  stock equivalent basis)                    (.17)           (.30)              (.18)           (.13)        (.12)          (.08)
Net increase in net asset value
 from operations                               .44            1.16                .89            1.67          .63           1.11
Less: Dividends to common
  shareholders from
Net investment income                        (.37)           (.96)              (.96)           (.95)        (.84)          (.61)
Common stock offering costs                    -0-             -0-                -0-             -0-          -0-          (.03)
Preferred stock offering costs
  and sales load                               -0-             -0-                -0-             -0-        (.01)          (.12)
Net asset value, end of period             $15.18          $15.31             $15.11          $15.18       $14.46         $14.68
Market value, end of period                $15.10          $14.88             $14.90          $14.20       $13.18         $13.78
Discount                                     (.53)%         (2.81)%            (1.39)%         (6.46)%      (8.85)%        (6.13)%
Total Return
Total investment return based on:(f)
  Market value                               3.99%           6.30%             12.03%          15.48%        1.67%         (4.08)%
  Net asset value                            1.61%           7.85%              6.27%          12.52%        4.70%          6.93%
Ratios/Supplemental Data:
Net assets applicable to common
  shareholders, end of period
  (000's omitted)                        $129,553        $130,667           $128,741        $129,335     $123,154       $125,054
Preferred Stock, at redemption
  value ($25,000 per share
  liquidation preference)
  (000's omitted)                         $81,000         $81,000            $81,000         $81,000      $81,000        $81,000
Ratio to average net assets
  applicable to common
  shareholders of:
  Expenses, net of
    fee waivers(g)                           1.06%(h)        1.00%              1.05%           1.03%        1.04%          1.07%(h)
  Expenses, before
    fee waivers(g)                           1.51%(h)        1.49%              1.54%           1.52%        1.53%          1.53%(h)
  Net investment income, before
    preferred stock dividends(d)(g)          6.98%(h)        7.16%              6.96%           7.45%        7.88%          6.69%(h)
  Preferred stock dividends                  2.23%(h)        2.00%              1.19%            .85%         .85%           .72%(h)
  Net investment income, net of
    preferred stock dividends(g)             4.75%(h)        5.16%              5.77%           6.60%        7.03%          5.97%(h)
Portfolio turnover rate                        -0-%(i)          3%                 4%             15%          18%            20%
Asset coverage ratio                          260%            261%               259%            260%         252%           254%

See footnote summary on page 27.


26 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended October 31, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share and the ratio of net investment income to average net assets was 0.00%.

(b) Commencement of operations. Net asset value immediately after the closing of the first public offering was $14.30.

(c)  Based on average shares outstanding.

(d)  Net of fees waived by the Adviser.

(e)  Amount is less than $.005.

(f) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(g) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(h)  Annualized.

(i)  Less than 1%.


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 27


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

The Annual Meeting of Stockholders of Alliance California Municipal Income Fund, Inc. ("the Fund") was held on March 28, 2007 and adjourned to May 4, 2007. A description of each proposal and number of shares voted at the meeting are as follows:

                                                 Voted For   Authority Withheld
-------------------------------------------------------------------------------
To elect two Directors of the
Fund's common stockholders for a
term of two or three years and until
his or her successor is duly elected
and qualifies.

Class One (term expires 2010)
Nancy P. Jacklin                                 7,995,082              144,073

Class Three (term expires 2009)
Earl D. Weiner                                   7,992,105              147,050

To elect four Directors of the Fund's
preferred stockholders for a term
of two or three years and until his
or her successor is duly elected
and qualifies.

Class One (terms expire 2010)
John H. Dobkin                                       3,216                   19
Michael J. Downey                                    3,204                   31
Nancy P. Jacklin                                     3,210                   25

Class Three (term expires 2009)
Earl D. Weiner                                       3,216                   19


28 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer,  President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner (1)

OFFICERS(2)

Robert B. Davidson, III, Senior Vice President
Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President
Jeffrey S. Phlegar, Senior Vice President
Michael G. Brooks, Vice President
Fred S. Cohen, Vice President
Terrance T. Hults, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller


Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock:
Dividend Paying Agent,
Transfer Agent and Registrar
The Bank of New York
101 Barclay Street - 7W
New York, NY 10286

Independent Registered
Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Common Stock:
Dividend Paying Agent,
Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Michael G. Brooks, Fred S. Cohen, Robert B. Davidson III and Terrance T. Hults.

Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance California Municipal Income Fund for their information.This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications--As required, on April 26, 2007, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 29


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on October 31-November 2, 2006.

In preparation for the meeting, the directors had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in three private sessions at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund and all investment companies in the AllianceBernstein Funds complex;

     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund and to all investment companies in the AllianceBernstein Funds complex;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund.


30 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


     8. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

     9. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

     10. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Fund;

     11. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

     12.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement, including their determinations that the Adviser should continue to be the investment adviser for the Fund and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate, were separately discussed by the directors.

Nature, Extent and Quality of Services Provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. The Adviser also provides the Fund with such office space,


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 31


administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that a provision in the Advisory Agreement for the Fund provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that no reimbursements pursuant to such provision had been made to date by the Fund to the Adviser.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting a number of the investment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues and expenses indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.


32 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services.

The directors recognized that the Adviser's profitability would be somewhat lower if the Adviser's subsidiary did not receive the benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser showing performance of the Fund as compared to other funds in the Lipper California Municipal Debt Funds Average (the "Lipper Average") for periods ended June 30, 2006 over the year to date ("YTD"), 1- and 3-year and since inception periods (January 2002 inception) and for each of the last three calendar years, and as compared to the Lehman Brothers Municipal Bond Index (the "Index") for periods ended June 30, 2006 over the YTD, 1- and 3-year and since inception periods. The directors noted that in the Lipper Average comparison, the Fund's performance was somewhat above the Lipper median in the YTD period, at the Lipper median in the 1-year period and significantly above the Lipper median in the 3-year and since inception periods, and that the Fund's calendar year performance was significantly above the Lipper median in 2003, 2004 and 2005. The directors further noted that the Fund underperformed the Index in the YTD period but outper-


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 33


formed the Index in the 1- and 3-year and since inception periods. The directors noted that the Fund utilizes leverage whereas the Index is not leveraged. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal period actual advisory fees paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. The directors also took into account their general knowledge of advisory fees paid by open-end and closed-end funds that invest in fixed-income municipal securities. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser, that such open-end funds had benefited from such fee reductions since 2004, and that the application of the fee schedules for the open-end funds to the Fund's net assets would result in a lower fee than that payable by the Fund under the Advisory Agreement. The directors noted that they previously had considered and accepted the Adviser's position that no fee adjustments were warranted for the Fund notwithstanding such fee reductions for the open-end funds advised by the Adviser.

The Adviser informed the directors that there are no institutional products managed by it that have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser's Form ADV and noted that it charges institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involved investments in securities of the same type that the Fund invests in (i.e., fixed income municipal).

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. In light of these facts, the directors did not place significant weight on these fee comparisons.


34 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by
Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/objective. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio and reflected fee waivers and/or expense reimbursements as disclosed in the prospectus for the Fund's initial public offering. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's latest fiscal period actual advisory fees of 56.8 basis points was significantly lower than the Expense Group and Expense Universe medians. The directors noted that Lipper calculates the fee rate based on the Fund's net assets attributable to common stockholders, whereas the Fund's Advisory Agreement provides that fees are computed based on average daily net assets (i.e., including assets supported by the Fund's preferred stock). The directors also noted that the Fund's fee rate reflects a fee waiver arrangement that provides for the waiver amount to be gradually reduced over five years commencing after the fifth full year of operations of the Fund, and that the Fund commenced operations in January 2002. The directors further noted that the Fund's expense ratio was slightly higher than the Expense Group median and slightly lower than the Expense Universe median. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized.


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 35


SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "AllianceCal." The Fund's NYSEtrading symbol is "AKP." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company at (800) 219-4218.


36 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS ALLIANCEBERNSTEIN FAMILY OF FUNDS

------------------------------------------
Wealth Strategies Funds
------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

------------------------------------------
Blended Style Funds
------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

------------------------------------------
Growth Funds
------------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

------------------------------------------
Value Funds
------------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

------------------------------------------
Taxable Bond Funds
------------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

------------------------------------------
Municipal Bond Funds
------------------------------------------
National             Michigan
Insured National     Minnesota
Arizona              New Jersey
California           New York
Insured California   Ohio
Florida              Pennsylvania
Massachusetts        Virginia

------------------------------------------
Intermediate Municipal Bond Funds
------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

------------------------------------------
Closed-End Funds
------------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
AllianceBernstein National Municipal
  Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
California Municipal Income Fund
New York Municipal Income Fund
The Spain Fund

------------------------------------------
Retirement Strategies Funds
------------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 37


NOTES


38 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


NOTES


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND o 39


NOTES


40 o ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND


Privacy Notice

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social security number, assets, income, and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as "cookies."

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.


ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
800.221.5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


ACMIF-0152-0407


ITEM 2.   CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   EXHIBITS.

The following exhibits are attached to this Form N-CSR:

        EXHIBIT NO.   DESCRIPTION OF EXHIBIT
        -----------   ----------------------
        12 (b) (1)    Certification of Principal Executive Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

        12 (b) (2)    Certification of Principal Financial Officer Pursuant to
                      Section 302 of the Sarbanes-Oxley Act of 2002

        12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  Alliance California Municipal Income Fund, Inc.

By:   /s/ Marc O. Mayer
      ----------------------
      Marc O. Mayer
      President

Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ Marc O. Mayer
      ----------------------
      Marc O. Mayer
      President

Date: June 29, 2007

By:   /s/ Joseph  J. Mantineo
      ----------------------
      Joseph  J. Mantineo
      Treasurer and Chief Financial Officer

Date: June 29, 2007